UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2010

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e)  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on March 18, 2009, Chemtura Corporation ("Chemtura") and 26 U.S. affiliates filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").  The cases were consolidated for the purpose of joint administration and were assigned case number 09-11233 (REG).  Chemtura’s non-U.S. subsidiaries and certain U.S. subsidiaries were not included in the Chapter 11 filing.

On March 12, 2010, the Organization, Compensation & Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Chemtura approved 2009 cash incentive awards under the 2009 Chemtura Corporation Management Incentive Program (the “2009 MIP”) for Stephen C. Forsyth, Executive Vice President and Chief Financial Officer and David G. Dickey, Executive Vice President and Group President—Performance Products.  On March 12, 2010, the Board approved a 2009 cash incentive award under the 2009 MIP for Craig A. Rogerson, Chairman, President and CEO.  The 2009 MIP, which was approved by the Bankruptcy Court on July 28, 2009, is an annual performance-based cash incentive program established pursuant to the 2005 Chemtura Corporation Short-Term Incentive Plan.  The 2009 cash incentive awards for Messrs. Rogerson, Forsyth and Dickey were $1,057,125, $351,494 and $332,994, respectively.  Each such cash incentive award was based upon the achievement of previously disclosed performance goals.

Item 7.01. Regulation FD Disclosure

On March 15, 2010, Chemtura filed with the Bankruptcy Court, as required by the Bankruptcy Code, its Monthly Operating Report for the period February 1, 2010 through February 28, 2010.  The February 2010 Monthly Operating Report (the “Monthly Operating Report”) is furnished hereunder as Exhibit 99.1.

Cautionary Statements Regarding Financial and Operating Data

Chemtura cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of Chemtura or its subsidiaries, or any other affiliate of Chemtura.  The Monthly Operating Report was not audited or reviewed by independent accountants, is as prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in Chemtura’s securities, the Monthly Operating Report is complete.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in Chemtura’s reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information might not be indicative of Chemtura’s financial condition or operating results for the period that would be reflected in Chemtura’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

 Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit Description

99.1	Monthly Operating Report for February 2010.

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ Robert J. Cicero
Name:	Robert J. Cicero
Title:	Assistant Secretary

Date:	March 16, 2010

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Monthly Operating Report for February 2010.